Tradr 2X Short TSLA Daily ETF

SCHEDULE OF INVESTMENTS

As of June 30, 2025 (Unaudited)

Value

Other Assets in Excess of Liabilities — 100.0%	$397,692,678
TOTAL NET ASSETS — 100.0%	$397,692,678

SWAP CONTRACTS

EQUITY SWAP CONTRACTS

Counterparty	Description	Pay/Receive Equity on Reference Entity	Financing Rate	Pay/Receive Frequency	Termination Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
TD Cowen	Tesla, Inc.	Pay	3.83% (OBFR01* -50bps)	At Maturity	5/1/2026	$(175,212,010)	$-	$28,040,469
Clear Street	Tesla, Inc.	Pay	3.33% (OBFR01* -100bps)	At Maturity	1/6/2026	(552,300,819)	-	(51,685,663)
Goldman Sachs	Tesla, Inc.	Pay	4.13% (FRED ** -20bps)	At Maturity	4/6/2026	(79,825,099)	-	(166,132)
Marex	Tesla, Inc.	Pay	3.33% (OBFR01*-100bps)	At Maturity	5/22/2026	(91,736,256)	-	1,913,839
TOTAL EQUITY SWAP CONTRACTS								$(21,897,487)

*	OBFR01 - Overnight Bank Funding Rate, 4.33% as of June 30, 2025.
**	FRED - Federal Funds Effective Rate, 4.33% as of June 30, 2025